Loss per share	6 Months Ended
Jun. 30, 2024
Loss per share
Loss per share
16.	Loss per share

(a)Basic loss per share

Basic loss per share for the six months ended June 30, 2023 and 2024 are calculated by dividing net loss attributable to equity holders of the Company by the weighted average number of ordinary shares in issue during the relevant periods.

	For the six months
	ended June 30,
	2023	2024
Net loss attributable to equity holders of the Company (RMB’000)	444,320	362,870
Weighted average number of ordinary shares in issue	2,203,175,595	2,560,665,862
Basic loss per share (RMB per share)	0.20	0.14

(b)Diluted loss per share

Diluted loss per share is calculated by adjusting the weighted average number of ordinary shares outstanding to assume conversion of all dilutive potential ordinary shares. During the six months ended June 30, 2023 and 2024, the Company has no dilutive potential ordinary shares as the effects of all potential ordinary shares are determined to be anti-dilutive.